UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 12, 2016

TRITON INTERNATIONAL LIMITED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	333-208757	98-1276572
(State or other jurisdiction of incorporation or organization)	(Commission File Number )	(I.R.S. Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton HM 12 Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (914) 251-9000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
On July 12, 2016, TAL International Group, Inc., a Delaware corporation (“TAL”), and Triton Container International Limited, a Bermuda exempted company (“Triton”), issued a joint press release announcing the completion of the transactions contemplated by the previously announced Transaction Agreement, dated as of November 9, 2015, by and among TAL, Triton International Limited, a Bermuda exempted company (the “Company”), Triton, Ocean Delaware Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (“Delaware Merger Sub”), and Ocean Bermuda Sub Limited, a Bermuda exempted company and direct wholly owned subsidiary of Holdco (“Bermuda Merger Sub”). A copy of the joint press release is included herewith as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
99.1	Joint Press Release, dated July 12, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRITON INTERNATIONAL LIMITED
Dated: July 12, 2016	By:	/s/ John Burns
	Name:	John Burns
	Title:	Chief Financial Officer